UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): June 13, 2025

Sage Therapeutics, Inc.

(Exact name of registrant as specified in its charter)

Delaware	001-36544	27-4486580
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

55 Cambridge Parkway

Cambridge, MA 02142

(Address of principal executive offices, including zip code)

(617) 299-8380

(Registrant’s Telephone Number, Including Area Code)

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, par value $0.0001 per share	SAGE	The Nasdaq Global Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 1.01	Entry into a Material Definitive Agreement.

On June 13, 2025, Sage Therapeutics, Inc., a Delaware corporation (the “Company” or “Sage”), entered into an Agreement and Plan of Merger (the “Merger Agreement”), by and among the Company, Supernus Pharmaceuticals, Inc., a Delaware corporation (“Parent”), and Saphire, Inc., a Delaware corporation and a wholly owned Subsidiary of Parent (“Purchaser”). Capitalized terms used herein and not otherwise defined have the meaning set forth in the Merger Agreement.

Pursuant to the Merger Agreement, and upon the terms and subject to the conditions thereof, Parent has agreed to cause Purchaser to commence a tender offer (the “Offer”) to acquire all of the outstanding shares of common stock of the Company, par value $0.0001 per share (the “Shares”), for (i) $8.50 per Share, net to the seller in cash, without interest and subject to any withholding of Taxes, (the “Closing Amount”), plus (ii) one contingent value right per Share (a “CVR”) which represents the right to receive up to $3.50 per Share upon the satisfaction of specified milestones described further below, net to the seller in cash, without interest and subject to any withholding of Taxes, pursuant to the CVR Agreement (as defined below) (the Closing Amount plus one CVR collectively, the “Offer Price”).

The Merger Agreement provides that Purchaser will commence the Offer no later than 12 business days after the date of the Merger Agreement. The Offer will expire at one minute after 11:59 p.m., Eastern time, on the date that is 20 business days from the commencement date of the Offer, unless extended in accordance with the terms of the Merger Agreement.

The consummation of the Offer is subject to the satisfaction or waiver of various conditions set forth in the Merger Agreement, including (i) there being validly tendered (and not validly withdrawn) Shares that, considered together with all other Shares (if any) beneficially owned by Parent and its Affiliates, represent one more Share than 50% of the total number of Shares outstanding at the time of the expiration of the Offer (the “Minimum Condition”); provided, however, that for purposes of determining whether the Minimum Condition has been satisfied, the Parties shall exclude Shares tendered in the Offer pursuant to guaranteed delivery procedures that have not yet been “received” (as such term is defined in Section 251(h)(6)(f) of the General Corporation Law of the State of Delaware (the “DGCL”); (ii) any waiting period (or any extension thereof) applicable to the Offer under the Hart-Scott-Rodino Antitrust Improvements Act of 1976, as amended, having expired or terminated; (iii) the accuracy of the representations and warranties of the Company contained in the Merger Agreement, subject to customary materiality standards, thresholds and exceptions; (iv) the Company’s compliance with, or performance of, in all material respects its covenants and agreements contained in the Merger Agreement; (v) there having not occurred any Material Adverse Effect which is continuing; and (vi) other customary conditions set forth in Annex I to the Merger Agreement. The consummation of the Offer and Merger is not subject to a financing condition.

As soon as practicable following the consummation of the Offer, Purchaser will be merged with and into the Company (the “Merger”), with the Company continuing as the surviving corporation and a wholly owned Subsidiary of Parent, on the terms and subject to the conditions set forth in the Merger Agreement. In the Merger, each issued and outstanding Share as of the Effective Time (other than Shares held immediately prior to the Effective Time by the Company (or held in the Company’s treasury), Shares held immediately prior to the Effective Time by Parent, Purchaser or any other direct or indirect wholly owned Subsidiary of Parent or Purchaser (including any shares acquired in the Offer) and Shares as to which appraisal rights have been properly exercised and perfected under the DGCL) shall be converted into the right to receive the Offer Price.

The Board of Directors has (i) determined that the Merger Agreement and the Transactions, including the Offer and the Merger, are fair to, and in the best interest of, the Company and its stockholders, (ii) declared it advisable to enter into the Merger Agreement, (iii) approved the execution, delivery and performance by the Company of the Merger Agreement and the consummation of the Transactions, including the Offer and the Merger, (iv) resolved that the Merger shall be effected under Section 251(h) of the DGCL, and (v) resolved to recommend that the stockholders of the Company tender their Shares to Purchaser pursuant to the Offer.

At the Effective Time:

•

Each Company Option that is then outstanding and unexercised, whether or not vested, and which has a per Share exercise price that is less than the Closing Amount (each, an “In the Money Option”), will be deemed fully vested and cancelled and converted into the right to receive a cash payment (without interest) equal to the product of the excess of the Closing Amount over the per Share exercise price of the In the Money Option, multiplied by the total number of Shares subject to the In the Money Option immediately prior to the Effective Time, which will be payable in accordance with the Merger Agreement and one CVR for each Share subject to the In the Money Option immediately prior to the Effective Time, which will be calculated and payable in accordance with the CVR Agreement.

•	Each Company Option, whether or not vested, that has a per Share exercise price equal to or greater than $8.50 will be cancelled without payment.

•

Each then outstanding Company RSU will be deemed fully vested and cancelled and converted into the right to receive a cash payment (without interest) equal to the product of the Closing Amount multiplied by the number of Shares subject to the Company RSU, which will be payable in accordance with the Merger Agreement and one CVR for each Share subject to the Company RSU immediately prior to the Effective Time, which will be calculated and payable in accordance with the CVR Agreement.

•

Each Company PSU that is vested (or any portion thereof) in accordance with its terms and outstanding immediately prior to the Effective Time will be cancelled and converted into the right to receive a cash payment (without interest) equal to the product of the Closing Amount multiplied by the number of Shares subject to the Company PSU, which will be payable in accordance with the Merger Agreement and one CVR for each Share subject to the Company PSU, which will be calculated and payable in accordance with the CVR Agreement.

•

Each then outstanding Company PSU for which the applicable performance period has not been completed or milestone performance metric, in each case, as set forth in the applicable governing plan and/or award agreement, has not been achieved, in each case, as of the Effective Time (or any portion thereof) will be deemed vested pursuant to the terms of the Merger Agreement and cancelled and converted into the right to receive a cash payment (without interest) equal to the product of the Closing Amount multiplied by the number of Shares subject to the Company PSU after giving effect to the agreed-upon vesting, which will be payable in accordance with the Merger Agreement and one CVR for each Share subject to such Company PSU after giving effect to the agreed-upon vesting, which will be calculated and payable in accordance with the CVR Agreement.

The Merger Agreement includes representations, warranties and covenants of the Parties customary for a transaction of this nature, including with respect to the operations of the business of the Company between signing and closing, governmental filings and approvals and other matters.

The Merger Agreement also contains customary non-solicitation restrictions which prohibit the Company’s solicitation of proposals relating to alternative transactions and restrict the Company’s ability to furnish information to, or participate in any discussions or negotiations with, any third party with respect to any such transaction, subject to customary exceptions in the event of an acquisition proposal that the Board of Directors determines constitutes or could reasonably be expected to lead to a Superior Offer.

The Merger Agreement includes customary termination provisions for both the Company and Parent and provides that, in connection with the termination of the Merger Agreement under specified circumstances, including termination by the Company in order to enter into an acquisition agreement which the Board of Directors has determined constitutes a Superior Offer, the Company will be required to pay Parent a termination fee of $22,376,056.

The foregoing description of the Merger Agreement and the transactions contemplated thereby does not purport to be complete and is qualified in its entirety by reference to the Merger Agreement, which is filed as Exhibit 2.1 hereto and which is incorporated herein by reference. The Merger Agreement has been filed to provide information to investors regarding its terms. The Merger Agreement is not intended to provide any other factual information about the Company, Parent or Purchaser, their respective businesses, or the actual conduct of their respective businesses during the period prior to the consummation of the Offer, the Merger or the other transactions contemplated therein. The Merger Agreement and this summary should not be relied upon as disclosure about the Company or Parent. None of the Company’s stockholders or any other third parties should rely on the representations, warranties and covenants or any descriptions thereof as characterizations of the actual state of facts or conditions of the Company, Parent, Purchaser or any of their respective subsidiaries or affiliates. The Merger Agreement contains representations and warranties that are the product of negotiations among the parties thereto and that the parties made to, and solely for the benefit of, each other as of specified dates. The assertions embodied in those representations and warranties are qualified in important part by confidential disclosure schedules delivered by the Company to Parent and Purchaser in connection with the Merger Agreement. Moreover, certain representations and warranties in the Merger Agreement may be subject to a contractual standard of materiality different from what might be viewed as material to stockholders or investors or may have been used for the purpose of allocating risk between the parties to the Merger Agreement instead of establishing these matters as facts. Accordingly, investors should consider the information in the Merger Agreement in conjunction with the entirety of the factual disclosure about the Company in the Company’s public reports filed with the Securities and Exchange Commission (the “SEC”). Information concerning the subject matter of the representations and warranties may change after the date of the Merger Agreement, which subsequent information may or may not be fully reflected in the Company’s public disclosures.

Contingent Value Rights Agreement

At or immediately prior to the consummation of the Offer, Parent and a rights agent mutually agreeable to Parent and the Company will enter into the Contingent Value Rights Agreement governing the terms of the CVRs in the form attached to the Merger Agreement as Annex III, with such revisions thereto, if any, requested by the rights agent that are not, individually or in the aggregate, detrimental to any CVR holder (the “CVR Agreement”). The CVRs are not transferable except under certain limited circumstances, will not be evidenced by a certificate or other instrument and will not be registered or listed for trading. The CVRs will not have any voting or dividend rights and will not represent any equity or ownership interest in Parent, Purchaser, the Company or any of their Affiliates.

Each CVR represents the right to receive (i) $0.50 upon the first commercial sale in Japan after regulatory approval in Japan to a third-party customer of the pharmaceutical product that, as of the date of the CVR Agreement, is marketed in the United States under the name Zurzuvae and is the subject of the current regulatory filing (including any amended filings based thereon) by Shionogi & Co., Ltd., inclusive of its Affiliates, the Company’s collaboration partner in Japan, for the treatment of Major Depressive Disorder on or prior to June 30, 2026; (ii) $1.00 upon achievement of Net Sales (as defined in the CVR Agreement) of Zurzuvae equal to or exceeding $250,000,000 in the United States during a calendar year on or prior to December 31, 2027; (iii) $1.00 upon achievement of Net Sales of Zurzuvae equal to or exceeding $300,000,000 in the United States during a calendar year on or prior to December 31, 2028; and (iv) $1.00 upon achievement of Net Sales of Zurzuvae equal to or exceeding $375,000,000 in the United States during a calendar year on or prior to December 31, 2030. If more than one milestone is achieved during any twelve-month period, all milestone payments corresponding to such achieved milestones shall be payable.

There can be no assurance that the milestones will be achieved by their corresponding deadline dates.

The foregoing description of the CVR Agreement and the transactions contemplated thereby does not purport to be complete and is qualified in its entirety by reference to the form of CVR Agreement, which is attached as Annex IV to the Merger Agreement, which is filed as Exhibit 2.1 hereto and which is incorporated herein by reference.

Item 7.01	Regulation FD Disclosure.

On June 16, 2025, the Company and Parent issued a joint press release announcing the execution of the Merger Agreement as described above. A copy of the joint press release is attached as Exhibit 99.1 and incorporated herein by reference.

The information contained in this Item 7.01 of this report, including Exhibit 99.1 attached hereto, is furnished pursuant to Item 7.01 of Form 8-K and shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended, or subject to the liabilities of that section. The information shall not be deemed incorporated by reference into any other filing with the SEC made by the Company regardless of any general incorporation language in such filing, except as shall be expressly set forth by specific reference in such filing.

Item 9.01.	Financial Statements and Exhibits.

(d) Exhibits.

Exhibit	Description

2.1*	Agreement and Plan of Merger, dated as of June 13, 2025, by and among Sage Therapeutics, Inc., Supernus Pharmaceuticals, Inc. and Saphire, Inc.

99.1	Joint Press Release of Sage Therapeutics, Inc. and Supernus Pharmaceuticals, Inc., dated June 16, 2025.

104	Cover Page Interactive Date File (embedded within the Inline XBRL document)

*

Certain exhibits and schedules have been omitted pursuant to Item 601(b)(2) of Regulation S-K. The Company agrees to furnish supplementally a copy of any omitted exhibit or schedule to the SEC upon request; provided, however, that the Company may request confidential treatment pursuant to Rule 24b-2 of the Exchange Act for any schedule so furnished.

Additional Information and Where to Find It

The tender offer (the “Offer”) for the outstanding shares of common stock (the “Shares”) of Sage Therapeutics, Inc., a Delaware corporation (the “Company”), described in this communication has not yet commenced. This communication is for informational purposes only and is neither an offer to purchase nor a solicitation of an offer to sell any securities, nor is it a substitute for the Offer materials that Supernus Pharmaceuticals, Inc., a Delaware corporation (“Parent”) and Saphire, Inc., a Delaware corporation and a wholly owned subsidiary of Parent (“Purchaser”), will file with the SEC upon commencement of the Offer. A solicitation and offer to buy outstanding Shares will only be made pursuant to the Offer materials that Parent and Purchaser intend to file with the SEC. At the time the Offer is commenced, Parent and Purchaser will file Offer materials on Schedule TO, and the Company will file a Solicitation/Recommendation Statement on Schedule 14D-9 with the SEC with respect to the Offer. THE OFFER MATERIALS (INCLUDING AN OFFER TO PURCHASE, A RELATED LETTER OF TRANSMITTAL AND CERTAIN OTHER OFFER DOCUMENTS) AND THE SOLICITATION/RECOMMENDATION STATEMENT WILL CONTAIN IMPORTANT INFORMATION ABOUT THE PROPOSED TRANSACTIONS AND THE PARTIES THERETO. INVESTORS AND STOCKHOLDERS OF THE COMPANY ARE URGED TO READ THESE DOCUMENTS CAREFULLY WHEN THEY BECOME AVAILABLE (AND EACH AS IT MAY BE AMENDED OR SUPPLEMENTED FROM TIME TO TIME) BECAUSE THEY WILL CONTAIN IMPORTANT INFORMATION THAT INVESTORS AND STOCKHOLDERS OF THE COMPANY SHOULD CONSIDER BEFORE MAKING ANY DECISION REGARDING TENDERING THEIR SHARES IN THE OFFER. The Offer materials (including the Offer to Purchase and the related Letter of Transmittal), as well as the Solicitation/Recommendation Statement, will be made available to all stockholders of the Company at no expense to them under the “Investor Relations” section at Parent’s website at https://www.supernus.com. Free copies of these materials and certain other offering documents will be made available by the Company under the “Investors & Media” section of the Company’s website at https://www.sagerx.com/ or by directing requests for such materials to the information agent for the Offer, which will be named in the tender offer materials. The information contained in, or that can be accessed through, Parent’s or the Company’s website is not a part of, or incorporated by reference into, this communication. The Offer materials (including the Offer to Purchase and the related Letter of Transmittal), as well as the Solicitation/Recommendation Statement, will also be made available for free on the SEC’s website at www.sec.gov.

In addition to the Offer to Purchase, the related Letter of Transmittal and certain other Offer documents, as well as the Solicitation/Recommendation Statement, Parent and the Company file annual, quarterly, and current reports, proxy statements and other information with the SEC. You may read any reports, statements, or other information filed by Parent and the Company with the SEC for free on the SEC’s website at www.sec.gov.

Forward Looking Statements

This communication contains forward-looking statements related to the Company, Parent, the Offer, the merger of Purchaser with and into the Company, with the Company surviving as a wholly owned subsidiary of Parent (the “Merger”), the Agreement and Plan of Merger, dated June 13, 2025, by and among Parent, Purchaser, and the Company (the “Merger Agreement”) and the other transactions contemplated by the Merger Agreement (collectively, the “Transactions”) that involve substantial risks and uncertainties. Forward-looking statements include any statements containing the words “anticipate,” “believe,” “contemplate,” “estimate,” “expect,” “intend”, “goal,” “may”, “might,” “plan,” “predict,” “project,” “seek,” “opportunity,” “target,” “potential,” “will,” “would,” “could,” “should,” “continue” and similar expressions. In this communication, the Company’s forward-looking statements include statements about the parties’ ability to satisfy the conditions to the consummation of the Offer and the other conditions to the consummation of the Transactions; statements about the expected timetable for completing the Transactions; the Company’s plans, objectives, expectations and intentions; the financial condition, results of operations and business of the Company and Parent; the Company’s ability to commercialize current and future product candidates (including further commercialization of ZURZUVAE); and the anticipated timing of the closing of the Transactions.

Forward-looking statements are subject to certain risks, uncertainties or other factors that are difficult to predict, and could cause actual events or results to differ materially from those indicated in any such statements due to a number of risks and uncertainties. Those risks and uncertainties that could cause the actual results to differ from expectations contemplated by forward-looking statements include, among other things: uncertainties as to the timing of the Offer and the Merger; uncertainties as to how many of the Company’s stockholders will tender their Shares in the Offer; risks related to non-achievement of the CVR milestones and that holders of the CVRs will not receive any payments in respect of those CVRs; the possibility that competing offers will be made; the possibility that various closing conditions for the Transactions may not be satisfied or waived, including that a governmental entity may prohibit, delay or refuse to grant approval for the consummation of the Transactions; the effects of the Transactions on relationships with employees, other business partners or governmental entities; the difficulty of predicting the timing or outcome of U.S. Food and Drug Administration approvals or actions, if any; the impact of competitive products and pricing; that Parent may not realize the potential benefits of the Transactions; other business effects, including the effects of industry, economic or political conditions outside of the companies’ control; transaction costs; actual or contingent liabilities; the Company’s launch and commercialization efforts in the U.S. with respect to ZURZUVAE for the treatment of women with PPD may not be successful; ZURZUVAE may not achieve the clinical benefit, clinical use or market acceptance for the treatment of PPD the Company or Parent expects or they may encounter reimbursement, market access, process-related or other issues, including competition in the market, that impact the success of their commercialization efforts; ZURZUVAE may never become the standard of care for women with PPD; and other risks listed under the heading “Risk Factors” in the Company’s periodic reports filed with the U.S. Securities and Exchange Commission, including current reports on Form 8-K, quarterly reports on Form 10-Q, annual reports on Form 10-K, as well as the Schedule 14D-9 to be filed by the Company and the Schedule TO and related tender offer documents to be filed by Parent and Purchaser. You should not place undue reliance on these statements. All forward-looking statements are based on information currently available to the Company and Parent, and the Company and Parent disclaim any obligation to update the information contained in this communication as new information becomes available.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

SAGE THERAPEUTICS, INC.

Date: June 16, 2025	By:	/s/ Gregory Shiferman
Gregory Shiferman
Senior Vice President, General Counsel